UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2008

SEW CAL LOGO, INC.
(Exact name of registrant as specified in charter)

Nevada	333-113223	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 W. 138th Street, Los Angeles, CA	90061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 352-3300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2008, we entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with New Millennium Capital Partners II, LLC, AJW Master Fund, Ltd, and AJW Partners, LLC (collectively, the "Investors"). Under the terms of the Securities Purchase Agreement, the Investors purchased: (i) 8% secured convertible notes in the aggregate principal amount of $350,000 convertible into shares of common stock (the "Notes"); and (ii) warrants to purchase 10,000,000 shares of our common stock (the "Warrants"). In addition, the Investors and we also entered into a Registration Rights Agreement, Security Agreement and Intellectual Property Security Agreement (collectively, with the Notes and Warrants, these documents shall be referred to as the “Transaction Documents”).

The Notes carry an interest rate of 8% per annum and a maturity date of February 28, 2011 and are convertible into our common shares at 50% of the average of the lowest three (3) trading prices for our shares of common stock during the twenty (20) trading day period prior to conversion.

We simultaneously issued the Warrants to the Investors which expire on the seventh anniversary of the date of the Warrants. The Warrants entitle the Investor to purchase 10,000,000 shares of our common stock at an exercise price of $.004 per share.

Pursuant to the Registration Rights Agreement, we are committed to filing an S-1 Registration Statement with the SEC within 30 days from the Closing Date. There are penalty provisions for us should the filing not become effective within 90 days of the Closing Date. Pursuant to the Security Agreement and Intellectual Property Security Agreement, the Notes and Warrants are secured by all of our assets to the extent of the outstanding note.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 29, 2008, we entered into the Transaction Documents as more fully discussed in Item 1.01. We are obligated to the Investors in the amount of $350,000 plus interest at 8% per annum. The Transaction Documents are a debt obligation arising other than in the ordinary course of business which constitutes a direct financial obligation.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The Notes and Warrants referenced in Item 1.01 were offered and sold to the Investors in a private placement transaction. Such securities are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereto. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D under the Securities Act of 1933.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(a)	Financial Statements of Business Acquired.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

Exhibit Number	Description

4.1	Securities Purchase Agreement dated February 28, 2008 by and among the Company and the Investors
4.2	Form of Callable Convertible Secured Note by and among the Company and the Investors
4.3	Form of Stock Purchase Warrant by and among the Company and the Investors
4.4	Registration Rights Agreement dated February 28, 2008 by and among the Company and the Investors
4.5	Security Agreement dated February 28, 2008 by and among the Company and the Investors
4.6	Intellectual Property Security Agreement dated February 28, 2008 by and among the Company and the Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEW CAL LOGO, INC.

Date: March 4, 2008	By:	/s/ Richard Songer
Richard Songer
President, Chief Executive Officer, Director